EXHIBIT 10.01-11

AMENDMENT NO. 11 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

APS Contract No: 4172-419.00

Pursuant to Section 4 herein, this Amendment No. 11 has been filed with the Nuclear Regulatory Commission and became effective on the 10th day of January, 1987.

June 13. 1986

AMENDMENT NO. 11 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1.	PARTIES:
The parties to this Amendment No. 11 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 11", are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue, of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona a SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA"; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "LADWP".

2.	RECITALS:

2.1
Arizona, Salt River Project, Edison, PNM, El Paso and SCPPA are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5. Dated as of December 5, 1979, Amendment No. 6, dated as of September 28, 1981, Amendment No, 7, dated as of March 4, 1982, Amendment No. 8, dated as of June 17, 1983, Amendment No. 9, dated as of June 12, 1984, and Amendment No. 10, dated as of November 21. 1985, hereinafter referred to as the "Participation Agreement", as so amended.

2.2
By this Amendment No. 11, the Participants desire to amend the Participation Agreement in order to provide for the determination of administrative and general expenses regarding Start-Up and Pre-Operation Costs as agreed to in the letter entitled "Letter of Understanding Concerning Administrative and General Expense Charged to Arizona Nuclear Power Project Start-Up and Pre-Operation Expenses", hereinafter referred to as "Letter of Understanding", which became effective February 21, 1985

2.3
Pursuant to Items D.1, D.2 and D.3 of the Letter of Understanding, the Participants, based upon the recommendation of the Auditing Committee, have determined that it is desirable to implement by this Amendment No. 11 certain changes to the formulas for determining the Operation and Maintenance A & G Ratio, the O & M Ratio and Constrction Ratio, and the Capital A & G Ratio.

2.4
Pursuant to the Salt River Project - Los Angeles Palo Verde Station Assignment Agreement, dated January 29, 1986, by and between Salt River Project and LADWP, on January 29, 1986, Salt River Project, pursuant to Section 15.3 of the Participation Agreement, assigned and transferred to LADWP, among other things, an undivided 5.7% interest in the Palo Verde Nuclear Generating Station and in the Project Agreements related thereto, and a 5.7% Generation Entitlement Share under the Participation Agreement (all collectively referred to as "LADWP's Palo Verde Interest") and LADWP pursuant to Section 15.5 of the Participation Agreement has accepted said assignment and transfer and has become, and assumed the status and obligations of, a Participant in the Palo Verde Nuclear Generating Station to the extent of LADWP's Palo Verde Interest.

3.	AGREEMENT:
In consideration of the terms and conditions contained in this Amendment No. 11, the parties agree as follows:

4.	EFFECTIVE DATE:
This Amendment No. 11 shall become effective 10 days following the filing of this Amendment No. 11 with the Nuclear Regulatory this Commission, and shall be as indicated on the cover page to Amendment No. 11. This Amendment No. 11 shall supercede in its entirety the Letter of Understanding.

5.	AMENDMENT NO. 11 TO THE PARTICIPATION AGREEMENT:

5.1	A new Section 3.8A is hereby added to read as follows:

"3.8A	Beginning of Generating Unit Fuel Load: The date on which the first Fuel Assembly is placed in the reactor vessel of each Generating Unit."

5.2	A new Section 3.8B is hereby added to read as follows:

"3.8B
Beginning of Generating Unit Precore Hot Functional Test: The date on which information is first recorded in the Hot Functional Director's Log of Information for each Generating Unit in accordance with Section 8.1 of the PVNGS Manual, Procedure No. 90HF-1ZZ01.

5.3	Section 3.23 is hereby deleted in its entirety and a new Section 3.23 is hereby added to read as follows:

"3.23
FPC Accounts: The Federal Energy Regulatory Commission's (FERC) "Uniform System of Accounts Prescribed for Public Utilities and Licensees (Class A and Class B)", in effect as of the date of this Participation Agreement, and as such system of accounts may be in effect from time to time.

References in this Participation Agreement to any specific FPC Account number shall mean the FERC Account number in effect as of the effective date of this Participation Agreement or any successor FERC Account."

5.4	Section 3.28 is hereby deleted in its entirety and a new Section 3.28 is hereby added to read as follows:
"3.28    Generation Entitlement Share: The percentage entitlement of each Participant to the Net Energy Generation and to the Available Generating Capability. Each Participant's percentage entitlement is as follows:

38.28.1	Arizona	=	29.1 percent

3.28.2	Salt River Project	=	17 .49 percent

3.28.3	Edison	=	15.8 percent

3.28.4	PNM	=	10.2 percent

3.28.5	El Paso	=	15.8 percent

3.28.6	SCPPA	=	5.91 percent

3.28.7	LADWP	=	5.7 percent"

5.5	A new Section 3.45A is hereby added to read as follows:

"3.45A
Power Ascension Level 50%: That point at which each Generating Unit is certified at the fifty percent (50%) "Reliable (Power Level) Power Operation During Power Ascension Testing" level by the Engineering and Operating Committee pursuant to the Engineering and Operating Committee's Procedure

No. 7."

5.6	A new Section 3.53A is hereby added to read as follows:

"3.53A	Start-Up and Pre-Operation Costs: The costs of start‑up and pre-operation of ANPP as described in Section 10A."

5.7	A new Section 10A is hereby added to read as follows:

"10A.	START-UP AND PRE-OPERATION COSTS:

10A.1
For purposes of computing the allowance for start-up and pre-operation administrative and general expenses beginning on October 1, 1984, and through the Date of Firm Operation of each respective Generating Unit, Start-Up and Pre-Operation Costs of ANPP for each Generating Unit, including its one-third share of common facilities, shall consist of all payments made and obligations incurred by the Project Manager and the Operating Agent as follows:

10A.1.1	Costs of pre-operational Operating Work, as such costs are described within Appendix G, Section G.7.1;

10A.1.2	Costs of training personnel for Operating Work, as such training expenses are described within Appendix G, Sections G.7.3 and G.7.4;

10A.1.3	Costs of all operation and maintenance performed by any contractor.

10A.2	Start-Up and Pre-Operation Costs shall not receive an allowance for administrative and general expenses except as provided pursuant to Appendix L, attached hereto and made a part hereof."

5.8	A new Section 38.1.7 is hereby added to read as follows:

"38.1.7	Department of Water and Power
of the City of Los Angeles
c/o Chief Electric Engineer and
Assistant Manager
P. O. Box 111
111 North Hope Street
Los Angeles, California 90015"

5.9	Section E.6 of Appendix E is hereby deleted in its entirety and a new Section E.6 is hereby added to read as follows:
"E.6    Operation and Maintenance A & G Ratio:

E.6.1
The Operation and Maintenance A & G Ratio shall be the percentage computed by dividing (i) the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the O & M Ratio computed in accordance with Section E.8 hereof, (b) the total amounts charged to FPC Accounts 923 (except any amounts directly chargeable to ANPP) and 935 (formerly 932), (c) the product of the portion of labor charges included within (a) and (b) above multiplied by the Payroll Tax

Ratio computed in accordance with Section E.4 hereof, (d) the product of the labor charges included within (a) and (b) above multiplied by the Benefits Ratio computed in accordance with Section E.5 hereof, and (e) the product of the labor charges included within (a) and (b) above multiplied by the Compensation Insurance Ratio computed in accordance with Section E.7 hereof, less (f) the one percent (1%) portion of the administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract operation and maintenance by (ii) the direct labor (i.e. total labor less labor charged to clearing accounts) chargeable to operation and maintenance accounts (exclusive of A & G), to include O & M labor billed to Participants and the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3. and to exclude the labor portion of Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.l.3.

E.6.2	The following example sets forth the method to be employed by the Operating Agent to determine the Operation and Maintenance A & G Ratio:

EXAMPLE COMPUTATION
OF OPERATION AND MAINTENANCE A & G RATIO
(Based on the Operating Agent's 1984 Experience)

	Labor	Total
Administrative and General Salaries charged to FPC Account 920	$ 17,408,542	$ 17,406,779
Office Supplies and Expenses charged to FPC Account 921		7,208,084
Total	17,4087,542	$24,614,863
Total FPC Accounts 920 and 921, multiplied by O&M Ratio @ 68.481%	$ 11,921,544	$16,856,504
FPC Account 923		919,166
FPC Account 932 (presently 935)	1,555,913	3,127,002
Subtotal	$13,477,457	$20,902,672
Payroll Taxes @ 7.126%		960,404
Pensions and Benefits @ 13.512%		1,821,074
Compensation Insurance @ 0.451%		60,783
Less that 1% portion of A & G allocable to Contract Operation and Maintenance		1,483,314
Total administrative and general expenses allocable to operations and maintenance		$ 22,261,619

Labor Base
Direct labor charged to system operations and maintenance, as further defined in Section E.6.1		148,557,953
Less direct labor charged to administrative and general expenses (FPC Accounts 920-931 and 935)		13,160,635
Labor Base		$135,397,318
Operation and Maintenance
A & G Ratio for 1984 $22,261,169 ÷ $135,397,318 = 16.442%

Note: All labor figures include loading for allowed time."

5.10	Section E.8 of Appendix E is hereby deleted in its entirety and a new Section E.8 is hereby added to read as follows:

"E.8	O & M Ratio and Construction Ratio:

E.8.1	The O & M Ratio set forth below shall be applied to the amounts chargeable to FPC

Accounts 920 and 921 for the purpose of determining one component in the computation of the Operation and Maintenance A & G Ratio as provided in Section E.6 hereof.

O & M Ratio =	O
L

Where:
O =     The Operating Agent's direct labor chargeable to operation and maintenance accounts (exclusive of A & G), to include O & M labor billed to Participants and the labor portion of Start‑Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3, and to exclude the labor portion of Start‑Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3.

L =	The operating Agent's direct labor distributed, including accruals, less direct labor chargeable to FPC Accounts 920 through 931 and 935.

E.8.2
The Construction Ratio set forth below shall be applied to the amounts chargeable to FPC Accounts 920 and 921 for the purpose of determining one component in the computation of the Capital A & G Ratio as provided in Section E.9 hereof.

Construction Ratio =	C
L

Where: C =
The Operating Agent's direct labor in construction accounts (exclusive of A & G), to include construction labor billed to Participants, including the labor portion of Start-Up and Pre‑Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3, and excluding the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3.

L =	The Operating Agent's direct labor distributed, including accruals, less direct labor chargeable to FPC Accounts 920 through 931 and 935.

E.8.3	Estimated and actual O & M Ratios and Construction Ratios shall be determined, adjusted and used in the manner set forth in Section E.10 hereof.

E.8.4	The following example sets forth the method to be employed by the Operating Agent to determine the O & M Ratio and the Construction Ratio:

EXAMPLE COMPUTATION
O & M RATIO AND CONSTRUCTION RATIO
(Based on the Operating Agent's 1984 Experience)

Total direct labor in operation and maintenance
Accounts	$148,557,953
Less: direct labor charged to administrative
and general expense FPC Accounts 920
through 931, inclusive and FPC Account 935	13,160,635
Net labor in O & M Accounts	$135,397,318
Total direct labor charged to General Ledger
Accounts	6,255,648
Total direct labor in construction Accounts
(exclusive of A & G)	56,061,726
Total Labor Base	$197,714,692
Ratio of net O & M labor to direct labor	$ 135,397,381	= 68.481%
	$197,714.692
Ratio of construction labor to direct labor	$ 56,061,726	= 28.355%
	$197,714,692

Note: All labor figures include loading for allowed time.

5.11	Section E.9 of Appendix E is hereby deleted in its entirety

and a new Section E.9 is hereby added to read as follows:

"E.9	Capital A & G Ratio:
E.9.1 The Capital A & G Ratio shall be the percentage computed by dividing (i) the amounts equal to (A) the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the Construction Ratio computed in accordance with Section E.8 hereof, and (b) the product of the portion of labor charges included in (a) above multiplied by the sum of the Payroll Tax Ratio, the Benefits Ratio and the Compensation Insurance Ratio less (B) the one percent (1%) portion of administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract construction (including the administrative and general expenses (i) recovered on Start‑Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (l%) pursuant to Section L.1.3, (ii) recovered on ANPP construction expenses. and (iii) allocable to other contract construction) by (ii) the direct labor in construction accounts (exclusive of A & G), to include construction labor billed to Participants, excluding the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3, less the labor portion of construction expenses to which the one percent (1%) portion of administrative and general expenses is applicable, and less the labor portion of Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3.

E.9.2	The following example sets forth the method to-be employed by the Operating Agent to determine the Capital A & G Ratio:
EXAMPLE COMPUTATION OF CAPITAL A & G RATIO
(Based on the Operating Agent's 1984 Experience)

	Labor	Total
Administrative and General Salaries
charged to FPC Account 920	$17,408,542	$17,406,779
Office Supplies and Expenses
charged to FPC Account 921		7,208,084
Total	$17,408,542	$24,614,863
Total FPC Accounts 920 and 921, multiplied
by Construction Ratio @ 28.355%	$4,936,192	$6,979,544
Payroll Taxes @ 7.126%		351,753
Pensions and Benefits @ 13.512%		666,978
Compensation Insurance @ 0.451%		22,262
Less that 1% portion of A & G allocable to
Contract Construction, as further defined in
Section 9.1		3,634,919

Total A & G allocable to Construction	$4,385,618

Construction Direct Labor	56,061,726
Less the labor portion of Construction Work,
Start-Up and Pre-Operational Costs subject
to the construction administrative and general	13496,824
expense percentage of one percent (1%)

Total Construction Direct Labor Base	$42,564,902

Capital A & G Ratio for 1984 $4,385,618 ÷ $42,564,902 =	10.303%

Note: All labor figures include loading for allowed time."

5.12	A new Appendix L is hereby added to read as attached.

5.13	Except as provided herein, the Participation Agreement, as amended by this Amendment No. 11, shall remain in full force and effect.

6.	EXECUTION BY COUNTERPARTS:
This Amendment No. 11 may be executed in any number of counter- parts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 11 may be detached from any counterpart of this Amendment No. 11 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 11 identical in form hereto but having attached to it one or more signature pages.
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7.	SIGNATURE CLAUSE:
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 11 on behalf of the party for whom they sign. This Amendment No. 11 is hereby executed as of the 8th day of September, 1986.

ARIZONA PUBLIC SERVICE COMPANY

	By	/s/ [ILLEGIBLE]
Its

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its	Its

SOUTHERN CALIFORNIA EDISON COMPANY

By
Its
/

/
/
/
/
/
/
/

7.	SIGNATURE CLAUSE:
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 11 on behalf of the party for whom they sign. This Amendment No. 11 is hereby executed as of the _____ day of __________, 1986.

ARIZONA PUBLIC SERVICE COMPANY

By
Its

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:
/s/ [ILLEGIBLE]		By	/s/ [ILLEGIBLE]
Its	SECRETARY	Its	PRESIDENT

SOUTHERN CALIFORNIA EDISON COMPANY

By
Its
/

/
/
/
/
/
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/

7.	SIGNATURE CLAUSE:
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 11 on behalf of the party for whom they sign. This Amendment No. 11 is hereby executed as of the _____ day of __________, 1986.

ARIZONA PUBLIC SERVICE COMPANY

By
Its

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:
By
Its	Its

SOUTHERN CALIFORNIA EDISON COMPANY

	By	/s/ [ILLEGIBLE]
	Its	VICE PRESIDENT
/

PUBLIC SERVICE COMPANY OF NEW MEXICO

	By	/s/ [ILLEGIBLE]
SENIOR VICE PRESIDENT
	Its	POWER SUPPLY

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

BY

BOARD OF WATER AND POWER COMMISSIONERS OF THE CITY OF LOS ANGELES

By
Its

and
Its

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

	By	/s/ [ILLEGIBLE]
	Its	VICE PRESIDENT

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

BY

BOARD OF WATER AND POWER COMMISSIONERS OF THE CITY OF LOS ANGELES

By
Its

and
Its

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

	By	/s/ [ILLEGIBLE]
	Its	PRESIDENT

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

BY

BOARD OF WATER AND POWER COMMISSIONERS OF THE CITY OF LOS ANGELES

By
Its

and
Its
Secretary

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST:
By
Its	Its

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES

	BY	/s/ [ILLEGIBLE]
Its

STATE of ARIZONA	)
	)	ss.
County of Maricopa	)

On this _8th_ day of __September__, 1986 before me, the undersigned Notary Public, personally appeared ___E. E. Van Brunt ____ who acknowledged himself to be the Executive Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Executive Vice President .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:
April 6, 1987

STATE of ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of ___________, 1986 before me, the undersigned Notary Public, personally appeared ______________________ and ______________________ who acknowledged themselves to be the ___________________________ and ___________________________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _____________________ and ______________________.

IN WITNESS WHEREOF, I have set my hand and official seal.

Notary Public

My commission expires:

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STATE of ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of ___________, 1986 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the ______________________ of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

STATE of ARIZONA	)
	)	ss.
County of Maricopa	)

On this _29th_ day of _July______, 1986 before me, the undersigned Notary Public, personally appeared _JOHN R LASSEN__________ and ___PAUL D RICE_____ who acknowledged themselves to be the _____PRESIDENT_____________ and _____SECRETARY_____________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _____________________ and ______________________.

IN WITNESS WHEREOF, I have set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:
April 29, 1987

STATE of CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this _26th_ day of __August__, 1986 before me, the undersigned Notary Public, personally appeared ___G. J. Bjorklund____ who acknowledged himself to be the __Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such __Vice Officer .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Vera Montemayor
Notary Public

My commission expires:
Aug. 19, 1987

[Notary Seal]

STATE of NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this ______ day of __________, 1986 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the ____________________________ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________ .

IN WITNESS WHEREOF, I have set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

/
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STATE of CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this ______ day of __________, 1986 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the _______________________ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________ .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

STATE of NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this _25th_ day of __September__, 1986 before me, the undersigned Notary Public, personally appeared ____J. L. Wilkins____ who acknowledged himself to be the ____Senior Vice President_ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such __Senior Vice Officer .

IN WITNESS WHEREOF, I have set my hand and official seal.

/s/ SHERRY LEESON
Notary Public

My commission expires:
July 1, 1988
[Notary Seal]
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STATE of TEXAS	)
	)	ss.
County of El Paso	)

On this _18th_ day of July, 1986 before me, the undersigned Notary Public, personally appeared J. E. Wasiak who acknowledged himself to be the Vice President of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CECILIA R. SHEA
Notary Public

My commission expires:
July 3, 1989

STATE of CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this ______ day of ___________, 1986 before me, the undersigned Notary Public, personally appeared ______________________ and ______________________ who acknowledged themselves to be the ___________________________ and ___________________________ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _____________________ and ______________________.

IN WITNESS WHEREOF, I have set my hand and official seal.

Notary Public

My commission expires:

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STATE of TEXAS	)
	)	ss.
County of El Paso	)

On this ______ day of ___________, 1986 before me, the undersigned Notary Public, personally appeared ______________________ who acknowledged himself to be the ______________________ of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such ______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

STATE of CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this _30th_ day of _July______, 1986 before me, the undersigned Notary Public, personally appeared __Gale A. Drews_______ and __Frank Salas_________ who acknowledged themselves to be the ___President_______________ and _Asst Secretary____________ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __President__________ and __Asst Secretary______.

IN WITNESS WHEREOF, I have set my hand and official seal.

/s/ Raul A. Mora
Notary Public

My commission expires:

[Notary Seal]
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STATE of CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this _29th_ day of _October___, 1986 before me, the undersigned Notary Public, personally appeared Eldon A. Cotton who acknowledged himself to be the Assistant Chief Engineer – Power of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California municipal corporation, and that he as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Assistant Chief Engineer – Power.

IN WITNESS WHEREOF, I have set my hand and official seal.

/s/ Sally Morrison Fick
Notary Public

My commission expires:
November 18, 1988
[Notary Seal]

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APPENDIX L
START-UP AND PRE-OPERATION ADMINISTRATIVE AND GENERAL EXPENSE

L.1	Calculation of Start-Up and Pre-Operational A & G Expense

L.1.1
For the period from October 1, 1984 through completion of start-up and pre-operation activities for ANPP, the administrative and general expense associated with such activities for each Generating Unit shall be determined by the following formula: (An example calculation is shown in Exhibit L-A.)

AGE =	[(SUPO) x (OMF) x (OMAG)] ÷ [(SUPO) x (1-OMF) x (CFAG)]
Where:

Age	= Monthly start-up and pre-operation administrative and general expenses for each Generating Unit.

SUPO	= Monthly Start-Up and Pre-Operation Costs for each Generating Unit.

OMF
=    Percent (expressed as decimal of the total monthly Start-UP and Pre-Operation Costs for each Generating Unit to be allocated to the operation and maintenance administrative and general expense formula, as determined in Section L.1.3.

OMAG	= Operation and maintenance administrative and general expense percentages as determined and applied in Section E.1.7 and E.1.9 of the Participation Agreement.

CFAG	= Construction administrative and general expense percentage of one percent (1%) as applied pursuant to Section D.1.14 of the Agreement.

L.1.2
Start-Up and Pre-Operation Costs for ANPP common facilities shall be allocated by apportioning one-third (1/3) of these expenses to each ANPP Generating Unit prior to determining the administrative and general expense associated with each Generating Unit.

L.1.3
To determine start-up and pre-operation administrative and general expense (AGE) in Section L.1.1 the monthly total Start-Up and Pre-Operation Costs for each ANPP Generating Unit, including its common facilities share, shall be allocated between construction and operation & maintenance in accordance with the benchmark time periods and percentages shown below. If a benchmark time period begins in the middle of a month, the change in percentage allocation to construction and operation & maintenance expenses shall take place on the first day of the calendar month following such benchmark.

	Benchmark Time Period for Each Generating Unit	Percent Allocation Between Operation & Maintenance and Construction OMF/(1-OMF)

a.	10/1/84 to eight (8) months prior to Beginning of Gen- erating Unit Precore Hot Functional Test.	25% O&M/75% Construction
b.	Eight (8) months prior to Beginning of Generating Unit Precore hot Functional Test to Beginning of Gen- erating Unit Precore Hot Functional Test.	50% O&M/50% Construction

		Benchmark Time Period for Each Generating Unit	Percent Allocation Between Operation & Maintenance and Construction OMF/(1-OMF)

(Cont'd)	c.	Beginning of Generating Unit Precore Hot Functional Test to Beginning of Generating Unit Fuel Load.	70% O&M/30% Construction
	d.	Beginning of Generating Unit Fuel Load to satisfactory completion of Power Ascension Level 50%	90% O&M/10% Construction
		Satisfactory completion of Power Ascension Level 50% to completion of start-up and pre-operation.	100% O&M

L.2    Adjustments

L.2.1
The benchmark time periods in Items L.1.3a and L.1.3b require an estimate of the Beginning of Generating Unit Precore Hot Functional Test for a Generating Unit. Should the actual date for the Beginning of Generating Unit Precore Hot Functional Test for a Generating Unit be different than estimated, adjustments shall be made to the amount of administrative and general expense actually charged based on the appropriate allocation of Start-Up and Pre-Operation Costs to construction and operation & maintenance expenses.

L.2.2
Amount of administrative and general expenses determined pursuant to the Letter of Understanding for the period October 1, 1984 through March, 1985 that were different than the amount actually paid for the same period have, pursuant to the Letter of Understanding appeared as a credit on the request for advancement of Operating Funds for ANPP dated June 14, 1985, Request No. PVO-093. Such expense differences accrued interest at the rate from time to time publicly announced by Citibank, N. A., New York, New York, as its prime interest rate less two percent (2%), from the date of payment of such difference to the date of mailing of the request for advancement of Operating Funds. Any such amounts were allocated to each Participant in accordance with its Generation Entitlement Share, and were clearly delineated on the Operating Agent's request for advancement of Operating Funds.

L.3	Credit to Future Requests for Advancement of Operating Funds for ANPP

L.3.1
The Operating Agent shall credit to future requests for advancement of Operating Funds, thirteen million dollars ($13,000,000) plus interest, determined pursuant to Section L.3.2 of this Appendix L, for administrative and general expense charged to Start-Up and Pre-Operation Costs through September 30, 1984. Such credit will be allocated to each Participant in accordance with its Generation Entitlement Share, and is separate and in addition to any adjustment to administrative and general expense necessitated by the routine annual adjustment to the Operation and Maintenance A & G Ratio pursuant to Section E.10.2 of the Participation Agreement. No other adjustment shall be made to change administrative and general expense charged to Start-Up and Pre-Operation Costs through September 30, 1984, except for those related to any future adjustments made to Start-Up and Pre‑Operation Costs incurred through such date.
L.3.2    Interest will be charged on the unpaid balance of the thirteen million dollars ($13,000,000) credit beginning on October 1, 1984. The interest rate to be applied will be the rate from time to time publicly announced by Citibank, N.A., New York, New York, as its prime interest rate, less two percent (2%). The initial credit shall include all interest accrued from September 30, 1984, and subsequent monthly credits will be applied first against accrued interest. In addition to such monthly payments of all accrued interest, the principal balance shall be amortized by crediting monthly an amount equal to not less than one twenty-fourth (1/24) of such amount until the full thirteen million dollars ($13,000,000) principal amount has been credited. Pursuant to the Letter of Understanding, the initial credit hereunder occurred with the first request for the advancement of Operating Funds dated March 1, 1985.
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EXHIBIT L-A
SAMPLE CALCULATION of
MONTHLY ADMINISTRATIVE AND GENERAL EXPENSE FOR
START-UP AND PRE-OPERATION COSTS FOR
ANPP GENERATING UNIT NO. 1

AGE = [(SUPO) X (OMF) X (OMAG)] + [(SUPO) X (1-OMF) X (CFAG)]

ASSUMPTIONS:

	SUPO	=	$9,500,000 (1)

	OMF	=	90%

	OMAG	=	16.442% OF Project Manager's/Operating Agent's ANPP labor, plus 1% of contractor's costs, plus 0% of other costs.

	CFAG	=	1%

Project Manager's/Operating Agent's ANPP Labor Costs = $4,750,000

CONTRACTOR COSTS = $3,800,000

OTHER COSTS = $950,000

CALCULATION:

	AGE	=	[($9,500,000) X (.9) X (OMAG)] + (9,500,000)(1-.9) X (CFAG)]

(4,750,000)(.9)(.16442)
	[($9,500,000) x (.9) x (OMAG) = ÷			(3,800,000)(.9)(.01) = $737,096
+(950,000)(.9)(0.0)

[($9,500,000) x (1-.9) x (CFAG)] = ($9,500,000)(.1)(.01) = $9,500

	AGE	=	$737,096 + $9,500

	AGE	=	$746,596

(1)	Includes 1/3 of Start-Up and Pre-Operation Costs for common facilities.

(2)	The OMAG rate will be applied to only the Project Manager's/Operating Agent's ANPP labor incurred for Start-UP and Pre-Operation Costs times the OMF factor in effect.